Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
June 30, 2001



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.2373%



        Excess Protection Level
          3 Month Average 7.49%
          June, 2001 7.07%
          May, 2001  7.80%
          April, 2001 7.62%


        Cash Yield18.98%


        Investor Charge Offs 5.67%


        Base Rate 6.24%


        Over 30 Day Delinquency 4.78%


        Seller's Interest 8.00%


        Total Payment Rate14.15%


        Total Principal Balance$57,876,901,808.74


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,631,211,247.25